UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 19, 2018

WADDELL & REED FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13913	51-0261715
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6300 Lamar Avenue

Overland Park, Kansas 66202

(Address of Principal Executive Offices) (Zip Code)

(913) 236-2000

(Registrant’s telephone number, including area code)

(Registrant’s Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 7.01                                  REGULATION FD DISCLOSURE.

Effective January 1, 2018, Waddell & Reed Financial, Inc. (the “Company”) changed the presentation of certain line items in its consolidated statements of income that are intended to improve the transparency of the Company’s financial statements through clearer alignment of operating expenses with financial statement captions. Specifically, the Company revised its accounting policy related to the reporting of indirect underwriting and distribution expenses in the former underwriting and distribution caption and certain expenses historically reported as general and administrative.  Expenses previously recorded as Underwriting and distribution expenses will be reclassified into (a) the following existing operating expense captions:  Compensation and benefits and General and administrative, and (b) the following newly created operating expense captions: Distribution, Technology, Occupancy, and Marketing and advertising.  Certain expenses historically reported as general and administrative will be reclassified into the following newly created operating expense captions:  Technology, Occupancy, and Marketing and advertising.  The Company considers the change in policy to be preferable and does not consider the change to be material to its consolidated financial statements. These changes were applied retrospectively to all periods presented and do not affect net income attributable to the Company.

On January 1, 2018, the Company adopted Accounting Standards Update (“ASU”) 2017-07, “Compensation — Retirement Benefits (Topic 715): Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost”.  As a result, the Company retrospectively reclassified all net periodic pension costs, other than the historical service cost, from Compensation and benefits to Investment and other income (loss) within the consolidated statements of income.  The reclassification of expenses as a result of the adoption of ASU 2017-07 does not affect net income attributable to the Company.

Supplemental financial information regarding the impact of the Company’s change in classification of certain expenses during 2016 and 2017 is furnished as Exhibit 99.1 hereto and incorporated herein by reference.  This supplemental information will also be posted on the “Investor Relations” section of the Company’s Web site at ir.waddell.com.

ITEM 9.01                                  FINANCIAL STATEMENTS AND EXHIBITS.

(d)                                 Exhibits.

Exhibit No.	Description
99.1	Supplemental financial information regarding reclassification of expenses

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WADDELL & REED FINANCIAL, INC.

Date: April 19, 2018	By:	/s/ Benjamin R. Clouse
Senior Vice President and
Chief Financial Officer